Legg Mason Classic Valuation Fund Investment Commentary and Quarterly Report to Shareholders January 31, 2007

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	8

ii  Investment Commentary

Legg Mason Classic Valuation Fund

Three
	Months	Average Annual Total Returns,
	Ended	Periods Ended December 31, 2006A
	January 31,	One	Three	Five	Since
	2007	Year	Years	Years	InceptionB

Classic Valuation Fund:
Primary Class	+8.14%	+17.98%	+11.34%	+6.00%	+7.05%
Institutional Class	+8.40%	+19.21%	+12.46%	+7.07%	+6.41%
S&P 500 Stock Composite IndexC	+4.89%	+15.79%	+10.44%	+6.19%	+2.20%
Lipper Large-Cap Value Funds IndexD	+5.26%	+18.28%	+12.07%	+7.67%	+4.76%
Russell 1000 Value IndexE	+5.92%	+22.25%	+15.09%	+10.86%	+7.57%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The new fiscal year started out well for the Legg Mason Classic Valuation Fund. Returns comfortably exceeded those of the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index, and the S&P 500 Stock Composite Index. The three-month period ending January 31, 2007, was our best in some time.

The results achieved during the quarter were substantially impacted by the strong returns of our largest holdings. Toyota Motor Corp., Citigroup Inc., and Comcast Corp. – A Class, were significant contributors to performance although top honors went to Sabre Group, which

A Although the Fund’s Quarterly reporting period is January 31, 2007, Securities and Exchange Commission regulations require the most recent calendar quarter-end performance information to be reported.
B The Fund’s Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
C A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
D An index comprised of the 30 largest funds in the Lipper universe of 533 large-cap value funds.
E Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iii  Investment Commentary

jumped over 25% largely due to the announcement that it was being acquired by a private equity group. That development was not wholly serendipitous as we identified the attractiveness of the company to a potential acquirer in an analysis two years ago. We believe there are several other holdings within the portfolio that could potentially be targeted in a buyout, as some of the valuation characteristics we find attractive could also be found appealing to a third party.

The Fund today holds more “broken” growth stocks than in any past period. By “broken” we mean stocks that were once the favorities of the growth managers that have stalled or slipped and have now been abandoned. The market is demonstrating intolerance for disappointments, and near-term issues can be blinding. Not long ago practitioners of our discipline never would have been able to consider companies like Intel Corp., Dell Inc., or Boston Scientific Corp., but all three are in the Fund today. Each has an issue or two – we are not being dismissive, they are of substance – but in our opinion, the stock prices disregard the potential for recovery. We remember well three years ago when the market was penalizing McDonald’s Corp., for its woes but not affording it any credit for a possible improvement. For those following this stock you would agree the market and conventional wisdom were incorrect. Time will tell, but we are hopeful we will be able to write the same about other holdings.

Scott L. Kuensell, CFA

February 21, 2007
DJIA: 12,738.41

All investments involve risk, including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Classic Valuation Fund January 31, 2007

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s quarterly report for the three months ended January 31, 2007. Total returns for various periods ended January 31, 2007 are:

Total ReturnsA
	3 Months	12 Months

Classic Valuation Fund:
Primary Class	+8.14%	+15.14%
Institutional Class	+8.40%	+16.34%
S&P 500 Stock Composite IndexB	+4.89%	+14.51%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

We would like to make you aware of a change to the Fund’s fiscal year-end. We are changing the Fund’s year-end to March 31 from October 31. This will have no impact on shareholders but will provide us with additional operational efficiencies. As a result of this change, you will receive an annual report for the March 31, 2007 fiscal year end in May.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not guarantee future performance.
B A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

Quarterly Report to Shareholders  2

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

February 21, 2007

3  Quarterly Report to Shareholders

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders  4

Growth of a $10,000 Investment — Primary Class
Periods Ended January 31, 2007

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+15.14%	+15.14%
Five Years	+38.27%	+6.70%
Life of Class*	+65.64%	+7.23%
* Inception date — November 8, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning October 31, 1999.

5  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended January 31, 2007

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+16.34%	+16.34%
Five Years	+45.38%	+7.77%
Life of Class*	+43.12%	+6.67%
* Inception date — July 13, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning June 30, 2001.

Quarterly Report to Shareholders  6

Portfolio Composition (as of January 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of January 31, 2007)

% of
Security	Net Assets

Toyota Motor Corp. – ADR	4.7%
Comcast Corp. – Class A	4.5%
Tidewater Inc.	4.1%
Citigroup Inc.	3.9%
International Business Machines Corp.	3.8%
Boston Scientific Corp.	3.3%
Marsh and McLennan Cos. Inc.	3.0%
Seagate Technology	3.0%
Wal-Mart Stores Inc.	2.9%
Transocean Inc.	2.9%

C The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

7  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceD

Strongest performers for the quarter ended January 31, 2007E

1.	Seagate Technology	+21.0%
2.	Bristol-Myers Squibb Co.	+17.6%
3.	Reliant Energy Inc.	+17.4%
4.	Masco Corp.	+16.6%
5.	Boston Scientific Corp.	+16.0%
6.	Dynegy Inc.	+16.0%
7.	Countrywide Financial Corp.	+14.5%
8.	The Kroger Co.	+14.2%
9.	Alcoa Inc.	+12.9%
10.	The Walt Disney Co.	+12.8%

Weakest performers for the quarter ended January 31, 2007E

1.	Arch Coal Inc.	–14.0%
2.	Wal-Mart Stores Inc.	–2.9%
3.	Conseco Inc.	–2.4%
4.	Smithfield Foods Inc.	–2.3%
5.	Bank of America Corp.	–1.4%
6.	Intel Corp.	–1.3%
7.	Pfizer Inc.	–0.7%
8.	Merck and Co. Inc.	–0.6%
9.	Dell Inc.	–0.5%
10.	Tenet Healthcare Corp.	+0.0%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Caterpillar Inc.	Koninklijke (Royal) Philips Electronics N.V. - ADR
KBR Inc.	Lexmark International, Inc.
Nortel Networks Corp.	Sabre Holdings Corp.

D Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E Securities held for the entire period.

Quarterly Report to Shareholders  8

Portfolio of Investments

Legg Mason Classic Valuation Fund
January 31, 2007 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.7%
Consumer Discretionary — 16.9%
Automobiles — 4.7%
Toyota Motor Corp. — ADR	35	$4,612

Hotels Restaurants and Leisure — 2.7%
McDonald’s Corp.	59	2,609

Media — 6.0%
Comcast Corp. — Class A	100	4,438	A
The Walt Disney Co.	43	1,495

		5,933

Specialty Retail — 3.5%
The Home Depot Inc.	36	1,466
Tiffany and Co.	52	2,026

		3,492

Consumer Staples — 8.5%
Food and Staples Retailing — 3.7%
The Kroger Co.	31	783
Wal-Mart Stores Inc.	60	2,871

		3,654

Food Products — 4.8%
Del Monte Foods Co.	203	2,330
Smithfield Foods Inc.	91	2,377	A

		4,707

Energy — 11.2%
Energy Equipment and Services — 7.0%
Tidewater Inc.	79	4,090
Transocean Inc.	36	2,816	A

		6,906

Quarterly Report to Shareholders  9

	Shares/Par	Value

Energy — Continued

Oil, Gas and Consumable Fuels — 4.2%
Arch Coal Inc.	46	$1,379
ConocoPhillips	18	1,178
The Williams Cos. Inc.	59	1,593

		4,150

Financials — 26.2%
Capital Markets — 7.5%
Merrill Lynch and Co. Inc.	24	2,217
Morgan Stanley	33	2,716
The Goldman Sachs Group Inc.	12	2,440

		7,373

Commercial Banks — 0.7%
Wachovia Corp.	12	661

Diversified Financial Services — 4.9%
Bank of America Corp.	18	941
Citigroup Inc.	71	3,903

		4,844

Insurance — 11.3%
Allianz SE — ADR	104	2,086
American International Group Inc.	20	1,369
Aon Corp.	33	1,183
Axis Capital Holdings Ltd.	64	2,106
Conseco Inc.	72	1,437	A
Marsh and McLennan Cos. Inc.	101	2,985

		11,166

Thrifts and Mortgage Finance — 1.8%
Countrywide Financial Corp.	42	1,804

Quarterly Report to Shareholders  10

	Shares/Par	Value

Health Care — 10.4%
Health Care Equipment and Supplies — 3.3%
Boston Scientific Corp.	177	$3,271	A

Health Care Providers and Services — 0.9%
Tenet Healthcare Corp.	128	905	A

Pharmaceuticals — 6.2%
Bristol-Myers Squibb Co.	86	2,462
Merck and Co. Inc.	32	1,423
Pfizer Inc.	86	2,254

		6,139

Industrials — 4.1%
Building Products — 2.1%
Masco Corp.	63	2,019

Construction and Engineering — 0.5%
KBR Inc.	21	501	A

Machinery — 1.5%
Caterpillar Inc.	24	1,518

Information Technology — 15.4%
Communications Equipment — 4.5%
Nokia Oyj — ADR	97	2,142
Nortel Networks Corp.	85	2,262	A

		4,404

Computers and Peripherals — 8.2%
Dell Inc.	58	1,404	A
International Business Machines Corp.	38	3,777
Seagate Technology	110	2,972

		8,153

11  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Information Technology — Continued
Semiconductors and Semiconductor Equipment — 2.7%
Intel Corp.	127	$2,670

Materials — 4.0%
Chemicals — 2.4%
E.I. du Pont de Nemours and Co.	30	1,502
The Dow Chemical Co.	22	930

		2,432

Metals and Mining — 1.6%
Alcoa Inc.	48	1,551

Utilities — 3.0%
Electric Utilities — 2.0%
Reliant Energy Inc.	130	1,935	A

Independent Power Producers and Energy Traders — 1.0%
Dynegy Inc.	148	1,044	A

Total Common Stocks and Equity Interests (Cost — $77,833)		98,453

Quarterly Report to Shareholders  12

	Shares/Par	Value

Repurchase Agreements — 0.7%

Bank of America 5.22%, dated 1/31/07, to be repurchased at $361 on 2/1/07 (Collateral: $375 Federal Home Loan Bank bonds, 4.865%, due 5/25/12, value $369)	$361	$361
Goldman, Sachs & Company 5.23%, dated 1/31/07, to be repurchased at $361 on 2/1/07 (Collateral: $383 Fannie Mae mortgage-backed securities, 5%, due 2/1/36, value $368)	361	361

Total Repurchase Agreements (Cost — $722)		722

Total Investments — 100.4% (Cost — $78,555)		99,175
Other Assets Less Liabilities — (0.4)%		(401)

Net Assets — 100.0%		$98,774

Net Asset Value Per Share:
Primary Class		$15.41

Institutional Class		$16.36

A	Non-income producing.

ADR — American Depository Receipt

  Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.
Baltimore, MD

Investment Adviser

Brandywine Global Investment Management LLC
Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
 Core Bond Fund
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services-Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-233 (3/07)/Q 07-0201